[LOGO] ACCESS FINANCIAL


                                [LETTERHEAD]


                         ACCESS FINANCIAL LENDING CORP.

     The undersigned certifies that he/she is a Servicing Officer of Access Financial Lending Corp., a Delaware corporation (the "company"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee")(all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period 10/01/96 to 10/31/96 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

     3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is 1.60.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                           ACCESS FINANCIAL LENDING CORP.


                           By: /s/ G V Busch
                              ----------------------------------------
                              Name:  Gary V. Busch
                              Title: Vice President



                              [LETTERHEAD]

               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1


                    Distribution Date:          11/15/96

          Amount reimbursable to the Servicer                      3,098.70
                                                          --------------------

SENIOR CERTIFICATES

     1 (a)  Amount Available (including Monthly
            Servicing Fee)                                     1,980,042.21
                                                          --------------------

       (b)  Class A-6 Interest Deficiency Amount
            (if any) and Class B-1 Interest Deficiency
            Amount (if any) withdrawn for prior
            Remittance Date                                             0.00
                                                          --------------------
       (c)  Amount Available after giving effect to
            withdrawal of Class A-6 Interest Deficiency
            Amount and Class B-1 Interest Deficiency
            Amount for prior Remittance Date                    1,980,042.21
                                                          --------------------
Interest

     2 Aggregate Interest (total):                                663,343.25
                                                          --------------------

       (a)  Class A-1 Remittance Rate                      6.4
                                                          --------------------
       (b)  Class A-1 Interest                                    152,553.23
                                                          --------------------
       (c)  Class A-2 Remittance Rate                      6.75
                                                          --------------------
       (d)  Class A-2 Interest                                    148,275.00
                                                          --------------------
       (e)  Class A-3 Remittance Rate                      6.975
                                                          --------------------
       (f)  Class A-3 Interest                                    138,697.88
                                                          --------------------
       (g)  Class A-4 Remittance Rate                      7.30
                                                          --------------------
       (h)  Class A-4 Interest                                     73,699.58
                                                          --------------------
       (i)  Class A-5 Remittance Rate                      7.575
                                                          --------------------
       (j)  Class A-5 Interest                                    150,117.56
                                                          --------------------

     3 Amount applied to:
       (a)  Unpaid Senior Interest Shortfall                            0.00
                                                          --------------------
     4 Remaining:
       (a)  Unpaid Senior Interest Shortfall                            0.00
                                                          --------------------

                                    Page 1




Principal                                         Count
        Prior Period Ending Scheduled Balance        5,607   159,130,184.09
                                                   ---------------------------

     5 Formula Principal Distribution Amount:
   (a) Scheduled principal                                      250,932.13
                                                             -----------------
   (b) Principal Prepayments (PIF & Curtailments)     (11)      314,393.56
                                                   ---------------------------
   (c) Liquidated Contracts                            (2)       32,904.07
                                                   ---------------------------
   (d) Repurchases (Principal)                           0            0.00
                                                   ---------------------------
   (e) Accelerated Principal                                    338,967.21
                                                             -----------------
                                                                937,196.97
                                                             -----------------


     6 Pool Count/Scheduled Principal Balance        5,594  158,531,954.33
                                                   --------------------------

     7 Unpaid Senior Principal Shortfall (if any)
       following prior Remittance Date                                0.00
                                                             -----------------

     8 Senior Percentage for such Remittance Date
       (Until Class B Cross-Over Date, and on each
       Remittance Date thereafter unless each Class B
       Principal Distribution Test is satisfied, equals
       Senior Principal Balance divided by Pool
       Scheduled Principal Balance)                           100.00
                                                             -----------------

     9 Senior Percentage for the following
       Remittance Date                                        100.00
                                                             -----------------

    10 Senior principal distribution:
       (a)  Class A-1                                           937,196.97
                                                             -----------------
       (b)  Class A-2                                                 0.00
                                                             -----------------
       (c)  Class A-3                                                 0.00
                                                             -----------------
       (d)  Class A-4                                                 0.00
                                                             -----------------
       (e)  Class A-5                                                 0.00
                                                             -----------------

    11 (a)  Class A-1 Ending Principal Balance               27,666,533.09
                                                             -----------------
       (b)  Class A-2 Ending Principal Balance               26,360,000.00
                                                             -----------------
       (c)  Class A-3 Ending Principal Balance               23,862,000.00
                                                             -----------------
       (d)  Class A-4 Ending Principal Balance               12,115,000.00
                                                             -----------------
       (e)  Class A-5 Ending Principal Balance               23,781,000.00
                                                             -----------------

    12 Unpaid Senior Principal Shortfall (if any)
       following current Remittance Date                              0.00
                                                             -----------------

                                    Page 2


CLASS A-6 CERTIFICATES

    13  Class A-6 Amount Available                                        379,501.99
                                                               -------------------------
Interest

    14  Aggregate Interest
        (a)  Class A-6 Remittance Rate (  %
             unless Weighted Average Contract
             Rate is below  %)                                   7.975
                                                               -------------------------
        (b)  Class A-6 Interest                                            84,827.42
                                                               -------------------------
    15  Amount applied to Unpaid Class A-6
        Interest Shortfall                                                      0.00
                                                               -------------------------
    16  Amount applied to Class A-6 Interest
        Deficiency Amount                                                       0.00
                                                               -------------------------
    17  Remaining unpaid Class A-6 Interest
        Deficiency Amount                                                       0.00
                                                               -------------------------
    18  Remaining Unpaid Class A-6 Interest
        Shortfall                                                               0.00
                                                               -------------------------

Principal

    19  Formula Principal Distribution Amount (total):                          0.00
                                                               -------------------------
        (a)  Scheduled principal                                                0.00
                                                               -------------------------
        (b)  Principal Prepayments                                              0.00
                                                               -------------------------
        (c)  Liquidated Contracts                                               0.00
                                                               -------------------------
        (d)  Repurchases                                                        0.00
                                                               -------------------------
        (e)  Accelerated Principal                                              0.00
                                                               -------------------------
    20  Pool Scheduled Principal Balance                              158,531,954.33
                                                               -------------------------
    21  Class A-6 Percentage after prior
        Remittance Date                                          0.00
                                                               -------------------------
    22  Class A-6 Percentage for such Remittance
        Date                                                     0.00
                                                               -------------------------
    23  Class A-6 Percentage for the following
        Remittance Date                                          0.00
                                                               -------------------------
    24  Class A-6 principal distribution:
        (a)  Class A-6 (current)                                                0.00
                                                               -------------------------
        (b)  Unpaid Class A-6 Principal Shortfall

             (if any) following prior Remittance Date                           0.00
                                                               -------------------------
    25  Unpaid Class A-6 Principal Shortfall (if any)
        following current Remittance Date                                       0.00
                                                               -------------------------
        Class A-6 Principal Balance                                    12,764,000.00
                                                               -------------------------
Class B Principal Distribution Tests (tests must be satisfied on
or after the Remittance Date occurring in June 1999)                    n/a
                                                               -------------------------


                                     Page 3


    26  Average Sixty-Day Delinquency Ratio Test
        (a)  Sixty-Day Delinquency Ratio for
             current Remittance Date                                           5.33%
                                                               -------------------------
        (b)  Average Sixty-Day Delinquency Ratio
             (arithmetic average of ratios for this month
             and two preceding months; may not
             exceed  5  %)                                                     4.14%
                                                               -------------------------

    27  Average Thirty-Day Delinquency Ratio Test
        (a)  Thirty-Day Delinquency Ratio for
             current Remittance Date                                          11.56%
                                                               -------------------------
        (b)  Average Thirty-Day Delinquency Ratio
             (arithmetic average of ratios for this month
             and two preceding months; may not
             exceed   7*  %) re: Class B Prin. Distri. Test                   10.04%
                                                               -------------------------
    28  Cumulative Realized Losses Test
        (a)  Cumulative Realized Losses for current
             Remittance Date (as a percentage of Cut-off
             Date Pool Principal Balance: may not exceed
             7% from June 1, 2000 to May 31, 2001, 8% from
             June 1, 2001 to May 31, 2002, 9% from June 1, 2002
             and thereafter)                                                    0.04%
                                                               -------------------------
                                                                            62,097.84
                                                               -------------------------
    29  Current Realized Losses Test
        (a)  Current Realized Losses for current
             Remittance Date                                                 8,422.39
                                                               -------------------------
        (b)  Current Realized Loss Ratio (total Realized Losses
             during the 12 immediately preceding Collection Period,
             divided by the arithmetic average of Pool Scheduled Balances as of the preceding Collection Period and the Pool
             Scheduled Balance as of the last day of the immediately
             preceding Collection Period; may not exceed 2.75%)                 0.04%
                                                               -------------------------

    30  Class B Principal Balance Test
        (a)  Class B Principal Balance will be considered satisfied for any Remittance Date, that the sum of the Class B
             Principal Balance and the Over collateralization Amount
             as of such Remittance Date, before giving effect to
             distributions on such Remittance Date, is greater
             than or equal to $3,239,614.                               31,644,454.03
                                                               -------------------------
                                     Page 4


CLASS B-1 CERTIFICATES


    31  Amount Available less the Senior Distribution
        Amount and Class A-6 Distribution Amount                           294,674.57
                                                               -------------------------
Interest

    32  Class B-1 Remittance Rate                               8.040
                                                               -------------------------
    33  Class B-1 Interest                                                 117,591.70
                                                               -------------------------
    34  Current Interest                                                   117,591.70
                                                               -------------------------

    35  Amount applied to Unpaid Class B-1 Interest Shortfall                    0.00
                                                               -------------------------
    36  Amount applied to Class B-1 Interest Deficiency Amount                   0.00
                                                               -------------------------
    37  Remaining unpaid Class B-1 Interest Deficiency Amount                    0.00
                                                               -------------------------
    38  Remaining Unpaid Class B-1 Interest Shortfall                            0.00
                                                               -------------------------

Principal

    39  Unpaid class B-1 Principal Shortfall (if any)
        following prior Remittance Date                                          0.00
                                                               -------------------------
    40 (a)  Class B percentage for such Remittance
            Date (until Class B Cross-over Date, and on
            each Remittance Date thereafter unless each
            Class B Principal Distribution Test is
            satisfied, equals zero. Thereafter, if each
            Class B Principal Distribution Test is
            satisfied, equals 100% minus Senior
            Percentage)                                         0.00
                                                               -------------------------
       (b)  Class B Percentage for the following
            Remittance Date                                     0.00
                                                               -------------------------
    41  Current Principal (Class B Percentage of Formula
        Principal Distribution Amount)                                           0.00
                                                               -------------------------
    42 (a)  Class B-1 Principal Shortfall                                        0.00
                                                               -------------------------
       (b)  Unpaid Class B-1 Principal Shortfall                                 0.00
                                                               -------------------------

    43  Class B Principal Balance                                       27,124,000.00
                                                               -------------------------
    44  Class B-1 Principal Balance                                     17,551,000.00
                                                               -------------------------

CLASS B-2 CERTIFICATES
     45 Remaining Amount Available                                      177,082.87
                                                                    ------------------
Interest

     46 Class B-2 Remittance Rate (   %, unless
        Weighted Average Contract Rate is less than   %)            10.125
                                                                    ------------------
     47 Class B-2 Interest                                               80,772.19
                                                                    ------------------
     48 Current Interest                                                 80,772.19
                                                                    ------------------
     49 Amount applied to Unpaid Class B-2 Interest Shortfall                 0.00
                                                                    ------------------
     50 Remaining Unpaid Class B-2 Interest Shortfall                         0.00
                                                                    ------------------

Principal

     51 Unpaid Class B-2 Principal Shortfall (if any)
        following prior Remittance Date                                       0.00
                                                                    ------------------
     52 Class B-2 Principal Liquidation Loss
        Amount                                                                0.00
                                                                    ------------------
     53 Current principal (zero until Class B-1 paid down;
        thereafter, Class B Percentage of Formula Principal
        Distribution Amount)                                                  0.00
                                                                    ------------------
     54 Class B-2 Principal Balance                                   9,573,000.00
                                                                    ------------------



SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of "month-end".

     56 30-59 days                                                    9,877,299.40
                                                                    ------------------
     57 60 days or more                                               8,447,818.57
                                                                    ------------------
     58 Manufactured Homes repossessed                                          16
                                                                    ------------------
     59 Manufactured Homes repossessed but
        remaining in inventory                                                  56
                                                                    ------------------
     60 Weighted Average Contract Rate of all
        outstanding Contracts (Note: Does not include               9.4480090144
        servicing fee.)                                             ------------------


RESIDUAL CERTIFICATES
     61
     (a) Monthly Servicing Fee (deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company is not
         the Servicer; deducted from funds remaining
         after payment of Senior Distribution Amount,
         Class A-6 Distribution Amount, Class B-1
         Distribution Amount, and Class B-2 Distribution
         Amount, if the Company is the Servicer)                         91,673.51
                                                                    ------------------
     (b) Monthly interest on certificate account                          4,637.17
                                                                    ------------------

CLASS A-6, CLASS B-1, AND CLASS B-2 CERTIFICATES
     62 Class A-4 Interest Deficiency on such Remittance Date
                                                                              0.00
                                                                    ------------------
     63 Class B-1 Interest Deficiency on such Remittance Date
                                                                              0.00
                                                                    ------------------
     64 Class B-2 Interest Deficiency on such Remittance Date
                                                                              0.00
                                                                    ------------------

REPOSSESSED CONTRACTS
     65 Repossessed Contracts                                           331,083.73
                                                                    ------------------
     66 Repossessed Contracts Remaining in Inventory
              (6 repurchases)                                         1,316,731.28
                                                                    ------------------

ACCELERATED PRINCIPAL CALCULATION
     67 Remaining Amount Available                                            0.00
                                                                    ------------------
     68 Accelerated Principal                                           338,967.21
                                                                    ------------------

RESIDUAL CERTIFICATES
     69 Class "C" Distribution Amount (excess, if any,
        1/12 Weighted Net Contract Rate at beginning x pool
        scheduled balance at beginning MINUS the Certificate
        Interest {A-1 to B-2} Distribution Amount for date.)                  0.00
                                                                    ------------------

     70 Release Amount (if B-2 is zero)                                       0.00
                                                                    ------------------

     71 Reimburse Residual Certificate Holder per                             0.00
        Section 10.06 (REMIC Tax Matters)                           ------------------

     72 Remaining to Residual Holder                                          0.00
                                                                    ------------------


Please contact the Bondholder Relations Department of the Bank of New York at (212) 815-2793 with any questions regarding this Statement on your Distribution.